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                            Prudential Mutual Funds
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                   Prudential National Municipals Fund, Inc.
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 3, 1999

Purchase, Redemption and Pricing of Fund Shares

The section entitled 'Purchase, Redemption and Pricing of Fund Shares' is amended as follows:

   The following is added after the end of the first paragraph under 'Reduction and Waiver of Initial Sales Charge--Class A Shares':

         Class A shares may also be purchased at NAV by members of the Board of Directors of The Prudential Insurance Company of America.

         Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund 'wrap' or asset allocation programs and mutual fund 'supermarket' programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   The section entitled 'Reduction and Waiver of Initial Sales Charge--Class A Shares--Letters of Intent' is amended as follows:

   Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent. All references to 'Participant Letters of Intent' are hereby deleted.

   The first paragraph under 'Class Z Shares' is amended to read in its entirety as follows:

     Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in

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     certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

         Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:

         - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

         - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

         - Prudential, with an investment of $10 million or more.

The date of this Supplement is July 23, 1999.